UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2026

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 813-1828

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PAVM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 24, 2026, PAVmed Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”). Stockholders representing approximately 59.6% of the shares outstanding and entitled to vote were present in person or by proxy. At the Annual Meeting, the stockholders elected each of management’s nominees for director and approved the other matters considered. A description of the matters considered by the stockholders and a tally of the votes on each such matter are set forth below.

1. The election of two members of the Company’s board of directors (the “Board”) as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified. The Board is divided into three classes, Class A, Class B and Class C. As of the Annual Meeting, there were two directors in Class A, Ronald M. Sparks and Timothy Baxter, whose terms expired at the Annual Meeting, two directors in Class B, Sundeep Agrawal, M.D. and Debra J. White, whose terms expire at the 2027 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Michael J. Glennon, whose terms expire at the 2028 annual meeting of stockholders. The board nominated Mr. Sparks and Mr. Baxter for re-election as Class A directors. Each of the board’s nominees for director was elected, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Ronald M. Sparks	3,810,460	67,490	457,041
Timothy Baxter	3,815,060	62,890	457,041

2. A proposal to approve amendments to the Company’s Employee Stock Purchase Plan (the “ESPP”) to (i) increase the total number of shares of the Company’s common stock available under the ESPP by an additional 200,000 shares, from 15,774 shares to 215,774 shares and (ii) raise the annual limit for increases under the evergreen provision from 5,556 to 500,000 shares. The amendments were approved, as follows:

For	Against	Abstain	Broker Non-Votes
3,780,854	95,874	1,222	457,041

A more complete description of the ESPP, as amended, is set forth beginning on page 8 under “The ESPP Proposal” in the Definitive Proxy Statement on Schedule 14A, filed by the Company on April 30, 2026 (the “Definitive Proxy Statement”), which description is incorporated herein by reference. The description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, which is included as Annex A to the Definitive Proxy Statement and is incorporated herein by reference.

3. A proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered certified public accounting firm for the year ending December 31, 2026. The ratification of the appointment of CBIZ CPAs P.C. was approved, as follows:

For	Against	Abstain	Broker Non-Votes
4,306,623	25,814	2,554	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Employee Stock Purchase Plan, as amended and restated on June 24, 2026 (incorporated by reference to Annex A to the Definitive Proxy Statement).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2026	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer

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